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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                January 26, 2006

                        CASH AMERICA INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          Texas                       1-9733                    75-2018239
(State of incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)

                              1600 West 7th Street
                             Fort Worth, Texas 76102
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 26, 2006, Cash America International, Inc. (the "Company") announced its consolidated financial results for the fourth quarter ended December 31, 2005 and for the full year of 2005. A copy of the Company's earnings news release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits - The following exhibit is furnished pursuant to the disclosures included under Item 2.02 of this report on Form 8-K.

     99.1 Copy of earnings news release dated January 26, 2006, issued by Cash America International, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CASH AMERICA INTERNATIONAL, INC.


Date: January 26, 2006              By:   /s/  J. Curtis Linscott
                                          --------------------------------------
                                          J. Curtis Linscott
                                          Vice President, General Counsel
                                          & Secretary


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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1 Earnings news release dated January 26, 2006, issued by Cash America International, Inc.



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